UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 10, 2020 (December 10, 2020)

SILVER SPIKE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39021

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

660 Madison Avenue, Suite 1600, New York, New York 10065

(Address of principal executive offices, including zip code)

(212) 905-4923

(Registrant’s telephone number, including area code)

600 Madison Avenue, 17th Floor, New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SSPK	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SSPKW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SSPKU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 10, 2020, Silver Spike Acquisition Corp., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “Silver Spike”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Silver Spike Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Silver Spike (“Merger Sub”), WM Holding Company, LLC, a Delaware limited liability company (“WMH”), and Ghost Media Group, LLC, a Nevada limited liability company, solely in its capacity as the securityholder representative thereunder (the “Holder Representative”). Pursuant to the Merger Agreement, (i) Silver Spike will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”) and (ii) Merger Sub will merge with and into WMH with WMH continuing as the surviving entity and a subsidiary of Silver Spike (the “Merger” and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Business Combination”). We also refer to Silver Spike following the Business Combination as “Surviving Pubco.”

As a result of the Business Combination, each issued and outstanding Class A ordinary share and Class B ordinary share of Silver Spike will convert into a share of Class A common stock of Surviving Pubco, and each issued and outstanding warrant to purchase Class A ordinary shares of Silver Spike will be exercisable by its terms to purchase an equal number of shares of Class A common stock of Surviving Pubco.

Merger Consideration

The merger consideration (the “Merger Consideration”) to be paid to holders of the limited liability company interests of WMH (each, a “WMH Equity Holder”) at the closing of the Business Combination (“the Closing”) pursuant to the Merger Agreement will be equal to $1.31 billion and will be paid in a mix of cash and equity consideration.

The Aggregate Cash Consideration

The “Aggregate Cash Consideration” will be calculated as follows:

(i)	the amount of cash available to be released from Silver Spike’s trust account (after giving effect to all payments to be made as a result of the completion of any redemptions), plus

(ii)	the net amount of proceeds actually received by Silver Spike pursuant to the PIPE Investment (as defined below), plus

(iii)	the sum of all Cash and Cash Equivalents (as defined in the Merger Agreement) of WMH on the date of Closing ((i), (ii) and (iii), collectively, the “Available Cash”), minus

(iv)	$125,000,000 delivered to the balance sheet of WMH as primary capital, including to pay transaction expenses.

The Minimum Cash Condition

WMH’s obligations to complete the Business Combination are contingent upon Available Cash being greater than or equal to $300,000,000 (the “Minimum Cash Condition”). Under the Merger Agreement, if Silver Spike fails to meet the Minimum Cash Condition, WMH may waive such Minimum Cash Condition.

The Aggregate Equity Consideration

The remainder of the Merger Consideration payable to the WMH Equity Holders, after the payment of the Aggregate Cash Consideration, will be in the form of the Aggregate Equity Consideration. The Aggregate Equity Consideration will be comprised of, (x) in the case of certain WMH Equity Holders, limited liability company interests of WMH (the “Surviving Company Class A Membership Units”) and an equivalent number of Class V Shares (as defined in the Merger Agreement) of Surviving Pubco (together with the Surviving Company Class A Membership Units, the “Paired Interests”), which collectively are exchangeable on a one-

for-one basis for shares of Class A common stock of the Surviving Pubco and (y) in the case of certain WMH Equity Holders, profits interests in WMH. The value of the Aggregate Equity Consideration equals the difference between (x) $1.31 billion and (y) the Aggregate Cash Consideration payable to WMH Equity Holders.

Covenants of the Parties

Each party agreed in the Merger Agreement to use its commercially reasonable efforts to take all actions reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective as soon as promptly as practicable the Closing. The Merger Agreement also contains certain customary covenants by WMH and Silver Spike during the period between the signing of the Merger Agreement and the Closing, including the conduct of their respective businesses, provision of information, maintenance of books and records, notification of certain matters, obtaining governmental consents (including making any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)), terminating affiliate contracts, release and recordation of release of a certain security interest, as well as certain customary covenants, such as publicity, some of which may continue after the termination of the Merger Agreement. Each of the parties also agreed not to solicit or enter into any alternative competing transactions during the period from the date of the Merger Agreement and the Closing. Silver Spike also agreed that it will ensure Silver Spike remains listed as a public company and that Silver Spike’s ordinary shares remain listed on Nasdaq, and to use its reasonable best efforts to ensure that Surviving Pubco is listed as a public company and that shares of Surviving Pubco Class A common stock are listed on Nasdaq as of the Closing.

Directors of Surviving Pubco

The parties agreed in the Merger Agreement to take all necessary action to cause the board of directors of Surviving Pubco as of immediately following the Closing to consist of seven (7) directors, of whom two (2) individuals will be designated by Silver Spike (one of which must be selected from a list of prospective independent directors that is mutually agreed upon by Silver Spike and the other of which will be Scott Gordon), and of whom five (5) individuals will be designated by WMH. Each WMH designee will meet the director qualification and eligibility criteria of the Nominating and Corporate Governance committee of the board of directors of Silver Spike, and a number of WMH designees will qualify as independent directors as determined by the board of directors of Silver Spike such that a majority of the directors as of immediately following the Closing will qualify as independent directors. Surviving Pubco’s board of directors will be classified with three classes of directors serving three year terms.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including customary conditions of each party and the following mutual conditions of the parties unless waived:

•	expiration of the waiting period under the HSR Act;

•	the Class A common stock of Surviving Pubco contemplated to be listed pursuant to the Merger Agreement shall have been listed on Nasdaq and shall be eligible for continued listing on Nasdaq immediately following the Closing (as if it were a new initial listing by an issuer that had never been listed prior to Closing);

•	there will not be in force any applicable law or governmental order enjoining, prohibiting, making illegal, or preventing the consummation of the Merger;

•	the approval of the Silver Spike shareholders shall have been obtained;

•	the approval of the WMH Equity Holders holding Class A units of WMH shall have been obtained;

•	the registration statement on Form S-4 (as such filing is amended or supplemented, and including the proxy statement/prospectus contained therein) shall have become effective, no stop order shall have been

•	issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the registration statement and no action seeking such stop order shall have been threatened or initiated;

•	upon the Closing, after giving effect to the completion of any redemptions, Surviving Pubco having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001;

•	the Domestication shall have been consummated.

In addition, (x) Silver Spike’s and Merger Sub’s obligations to complete the Closing are subject to a condition (unless waived) that if the Closing has not occurred prior to February 16, 2021, WMH will have delivered to Silver Spike the 2020 Audited Financial Statements (as defined in the Merger Agreement) and (y) WMH’s obligations to complete the Closing are subject to (unless waived) the Minimum Cash Condition.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances, including:

•	by the written consent of WMH and Silver Spike; or

•	by either party if: (i) the representations, warranties or covenants of the other party are breached such that there is a failure of the related closing condition (subject to a 30-day cure period); (ii) the Closing has not occurred on or before June 10, 2021 (which date may be extended to July 10, 2021 in certain circumstances in accordance with the Merger Agreement), (iii) the consummation of the Business Combination is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable governmental order; (iv) Nasdaq rejects the listing of the Surviving Pubco Class A common stock to be issued pursuant to the Merger Agreement, and such rejection is final and non-appealable; or (v) if the Silver Spike shareholder approval is not obtained upon a vote duly taken thereon at the Silver Spike general meeting (subject to any permitted adjournment or postponement of such general meeting).

Extension Proxy

Silver Spike has agreed to file with the SEC a proxy statement of Silver Spike, for the purposes of soliciting proxies from Silver Spike shareholders to obtain the requisite approval for the amendment of Silver Spike’s Amended and Restated Memorandum and Articles of Association to extend the outside date for consummating a business combination to a date to be mutually agreed upon by WMH and Silver Spike (but no earlier than the termination date under the Merger Agreement), to be voted on at a meeting of the holders of Silver Spike shares to be called and held for such purpose.

Other General

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about Silver Spike, WMH or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Silver Spike’s public disclosures.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Subscription Agreements, the form of which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Merger Agreement, Silver Spike entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”) pursuant to which Silver Spike has agreed to issue and sell to the PIPE Investors, in the aggregate, $325,000,000 of Silver Spike’s Class A ordinary shares (or shares of Class A common stock of Surviving Pubco into which such shares will convert in connection with the Domestication) at a purchase price of $10.00 per share. The closing of the PIPE Investment will occur immediately prior to the Closing, and is subject to customary closing conditions, including the satisfaction or waiver of the conditions set forth in the Merger Agreement.

The foregoing description of the Subscription Agreements is not complete and is qualified in its entirety by reference to the Subscription Agreements, the form of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Tax Receivable Agreement

Concurrently with the completion of the Business Combination and as a condition precedent to the Closing, Surviving Pubco will enter into the tax receivable agreement (the “Tax Receivable Agreement”) with the WMH Equity Holders and the Holder Representative. Pursuant to the Tax Receivable Agreement, Surviving Pubco will be required to pay the WMH Equity Holders 85% of the amount of savings, if any, in U.S. federal, state and local income and franchise tax that Surviving Pubco actually realizes as a result of the increases in tax basis and certain other tax benefits arising from the payment of the cash consideration pursuant to the Merger Agreement and any future exchanges of Surviving Company Class A Membership Units or Surviving Company Class P Units (as defined in the Merger Agreement) for Class A common stock of Surviving Pubco or cash equivalent thereof. All obligations under the Tax Receivable Agreement to the WMH Equity Holders will be Surviving Pubco’s obligation, and not that of WMH.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Tax Receivable Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Class V Shares to equityholders of WMH and Class A shares to PIPE Investors is incorporated by reference herein. The Class V Shares issuable to WMH Equity Holders and the Class A shares issuable to PIPE investors in connection with the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On December 10, 2020, Silver Spike issued a press release (the “Press Release”) announcing the execution of the Merger Agreement.

Also on December 10, 2020, the Company released an investor presentation that will be used by the Company and WMH with respect to the Business Combination (the “Investor Presentation”).

Copies of the Press Release and Investor Presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between WM Holding Company, LLC (“WMH”) and Silver Spike Acquisition Corp. (“Silver Spike”) and related transactions and for no other purpose.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of WMH’s go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of WMH’s and Silver Spike’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of WMH and Silver Spike. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Silver Spike or WMH is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to WM; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of laws and regulations, including with respect to the cannabis industry; WMH’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; WMH’s ability to manage future growth; WMH’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and WMH’s ability to maintain and grow its two sided digital network, including its ability to acquire and retain paying customers; the effects of competition on WMH’s future business; the amount of redemption requests made by Silver Spike’s public shareholders; the ability of Silver Spike or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Silver Spike’s final prospectus dated August 7, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading “Risk Factors,” and other documents of Silver Spike filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Silver Spike nor WMH presently know or that Silver Spike and WMH currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Silver Spike’s and WMH’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Silver Spike and WMH anticipate that subsequent events and developments will cause Silver Spike’s and WMH’s assessments to change. However, while Silver Spike and WMH may elect to update these forward-looking statements at some point in the future, Silver Spike and WMH specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Silver Spike’s and WMH’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the proposed business combination, Silver Spike must file with the SEC a preliminary proxy statement to be distributed to Silver Spike’s shareholders with a proposed extension of the date by which Silver Spike must consummate an initial business combination (the “Extension Proxy Statement”).

The proposed business combination will be submitted to shareholders of Silver Spike for their consideration. Silver Spike intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Silver Spike’s shareholders in connection with Silver Spike’s solicitation for proxies for the vote by Silver Spike’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to WMH’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Silver Spike will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Silver Spike's shareholders and other interested persons are advised to read, once available,[the Extension Proxy Statement, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Silver Spike's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Silver Spike, WMH and the proposed business combination. Shareholders may also obtain a copy of the Extension Proxy Statement and preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Silver Spike, without charge, at the SEC's website located at www.sec.gov or by directing a request to 660 Madison Ave Suite 1600, New York, NY 10065 or notices@silverspikecap.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Silver Spike, WMH and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Silver Spike’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Silver Spike’s shareholders in connection with the proposed business combination will be set forth in Silver Spike’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Silver Spike’s directors and executive officers in Silver Spike’s final prospectus dated August 7, 2019 and filed with the SEC on August 9, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in Silver Spike’s Extension Proxy Statement and also will be included in the proxy statement / prospectus when they become available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 10, 2020, by and among Silver Spike, Merger Sub, WMH, and the Holder Representative named therein.
10.1	Form of Subscription Agreement
10.2	Form of Tax Receivable Agreement by and among the parties thereto
99.1	Press Release, dated December 10, 2020.
99.2	Investor Presentation, dated December 10, 2020.

_______________

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Silver Spike agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020

SILVER SPIKE ACQUISITION CORP.

By:	/s/ Greg Gentile
Name: Greg Gentile
Title: Chief Financial Officer